UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 7, 2015
Date of Report (Date of earliest event reported)
 _____________________________________________
FEI COMPANY
(Exact name of registrant as specified in its charter)
 _____________________________________________

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)
(503) 726-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 _____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 7, 2015 at our Annual Meeting of Shareholders of FEI Company (“FEI”), our shareholders approved: (i) an amendment to our 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan from 11,250,000 to 11,500,000; and (ii) an amendment to the FEI Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan from 4,200,000 to 4,450,000. A copy of each of these amended plans is attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2015 FEI held its Annual Meeting of Shareholders. Final voting results for each proposal are set forth in the tables below.

Proposal 1 - To elect members of FEI's Board of Directors to serve for the following year and until their successors are duly elected and qualified.

Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	For	Withheld	Broker Non-Votes

Homa Bahrami	38,956,771	75,060	1,592,707
Arie Huijser	33,290,393	5,741,438	1,592,707
Don R. Kania	38,911,438	120,393	1,592,707
Thomas F. Kelly (Chair)	37,621,684	1,410,147	1,592,707
Jan C. Lobbezoo	38,659,923	371,908	1,592,707
Jami Nachtsheim	38,957,160	74,671	1,592,707
James T. Richardson	38,827,611	204,220	1,592,707
Richard H. Wills	38,979,472	52,359	1,592,707

Proposal 2 - To consider and vote on a proposal to amend FEI's 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

38,170,046	852,125	9,660	1,592,707

Proposal 3 - To consider and vote on a proposal to amend FEI's Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

38,488,874	339,610	203,347	1,592,707

Proposal 4 - To approve, on an advisory basis, the appointment of KPMG LLP as FEI's independent registered public accounting firm for the year ending December 31, 2015.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

40,585,171	15,119	24,248	—

Proposal 5 - To approve, on an advisory basis, FEI's executive compensation.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

37,723,768	1,267,011	41,052	1,592,707

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended
10.2	Employee Share Purchase Plan, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Senior Vice President Law and Administration, General Counsel and Secretary
Date: May 8, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

10.2	Employee Share Purchase Plan, as amended